Business Acquisitions	12 Months Ended
Mar. 03, 2012
Business Acquisitions [Abstract]
Business Acquisitions
7.	BUSINESS ACQUISITIONS

Subsequent to year end, the Company purchased for cash consideration 100% of the shares of Paratek Microwave Inc. whose acquired technologies will be incorporated into the Company’s products to enhance radio frequency tuning technologies. Given the timing of the acquisition and the terms of the purchase agreement, it is impracticable for the Company to disclose the assets acquired, liabilities assumed and the amount of acquisition-related costs. Pro forma results of operations for the acquisition have not been presented because the effects of the operations are not considered to be material to the Company’s consolidated results. The initial accounting will be completed in the first quarter of fiscal 2013.

During fiscal 2012, the Company purchased for cash consideration 100% of the shares of a company whose technology will be incorporated into the Company’s proprietary technology.

During fiscal 2012, the Company purchased for cash consideration 100% of the shares of a company whose technology offers cloud-based services for storing, sharing, accessing and organizing digital content on mobile devices.

During fiscal 2012, the Company purchased for cash consideration 100% of the shares of a company whose technology is being incorporated into an application on the BlackBerry PlayBook tablet.

During fiscal 2012, the Company purchased for cash consideration 100% of the shares of a company whose technology offers a customizable and cross-platform social mobile gaming developer tool kit.

During fiscal 2012, the Company purchased for cash consideration 100% of the shares of a company whose technology will provide a multi-platform BlackBerry Enterprise Solution for managing and securing mobile devices for enterprises and government organizations.

During fiscal 2012, the Company purchased for cash consideration certain assets of a company whose acquired technologies will be incorporated into the Company’s products to enhance calendar scheduling capabilities.

During fiscal 2012, the Company purchased for cash consideration 100% of the shares of a company whose technology is being incorporated into the Company’s developer tools.

During fiscal 2011, the Company purchased for cash consideration 100% of the shares of a company whose acquired technology is being incorporated through a BlackBerry application. The transaction closed on February 11, 2011.

During fiscal 2011, a wholly-owned subsidiary of the Company purchased for cash consideration 100% of the common shares of a subsidiary of TAT The Astonishing Tribe (“TAT”). TAT’s design expertise and technologies will be incorporated into the Company’s products to enhance the user interface and customer experience. The transaction closed on December 23, 2010.

During fiscal 2011, the Company purchased for cash consideration 100% of the shares of a company whose acquired technologies will enhance the Company’s ability to manage application store fronts and data collection. The transaction closed on August 20, 2010.

During fiscal 2011, the Company purchased for cash consideration certain assets of a company whose acquired technologies will enhance document access and handling capabilities. The transaction closed on July 12, 2010.

During fiscal 2011, the Company purchased for cash consideration 100% of the common shares of QNX Software Systems (“QNX”) for $200 million. QNX’s proprietary software has been incorporated into the Company’s products. The transaction closed on June 1, 2010.

During fiscal 2011, the Company purchased for cash consideration 100% of the common shares of a company whose proprietary software will be incorporated into the Company’s software. The transaction closed on March 26, 2010.

During fiscal 2010, the Company purchased for cash consideration certain assets of a company whose acquired technologies will be used in next generation wireless technologies. The transaction closed on February 9, 2010.

During fiscal 2010, the Company purchased for cash consideration 100% of the common shares of Torch Mobile Inc. (“Torch”). The transaction closed on August 21, 2009. Torch provides the Company with web browser based technology.

During fiscal 2010, the Company purchased for cash consideration 100% of the common shares of a company whose proprietary software will be incorporated into the Company’s software. The transaction closed on May 22, 2009.

During fiscal 2010, the Company purchased 100% of the common shares of Certicom Corp. (“Certicom”) at a price of CAD $3.00 for each common share of Certicom or approximately CAD $131 million. The transaction closed on March 23, 2009. Certicom is a leading provider of cryptography required by software vendors and device manufacturers looking to protect the value of content, applications and devices with government approved security using Elliptic Curve Cryptography.

The acquisitions were accounted for using the acquisition method whereby identifiable assets acquired and liabilities assumed were measured at their fair values as of the date of acquisition. The excess of the acquisition price over such fair value, if any, is recorded as goodwill, which is not expected to be deductible for tax purposes. In-process research and development is charged to amortization expense immediately after acquisition. The Company includes the operating results of each acquired business in the consolidated financial statements from the date of acquisition.

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition along with prior year’s acquisition allocations:

	For the year ended
	March 3, 2012	February 26, 2011	February 27, 2010
Assets purchased

Current assets	$12	$11	$19
Property, plant and equipment	3	5	—
Other assets	6	—	—
Customer relationship intangible	16	—	—
Acquired technology	72	152	73
In-process research and development	5	—	—
Patents	—	—	37
Deferred income tax asset	4	1	26
Goodwill (1)	151	357	13

	269	526	168

Liabilities assumed	29	11	15
Deferred income tax liability	9	17	1

	38	28	16

Net non-cash assets acquired	231	498	152

Cash acquired	6	1	9

Net assets acquired	237	499	161
Excess of net assets acquired over consideration paid (2)	—	—	(9)

Purchase price	$237	$499	$152

Consideration
Cash consideration	$232	$494	$152
Contingent consideration (3)	5	5	—

	$237	$499	$152

(1)	Represents the excess of the acquisition price over the fair value of net assets acquired, which is not expected to be deductible for tax purposes when goodwill results from share purchases. Goodwill as a result of certain assets purchased is expected to be deductible for tax purposes in the amount of approximately $10 million.
(2)	In fiscal 2010, the Company recorded a gain of $9 million as a result of the excess of net assets acquired over consideration paid on one of the acquisitions. The excess of the fair value of net assets acquired over consideration paid resulted from the combination of the significant value attributed to the identifiable intangible assets and the Company’s ability to utilize tax losses of an acquiree, which was generally not available to other market participants. The gain was recognized in selling, marketing and administration during fiscal 2010.
(3)	The Company has agreed to additional consideration contingent upon the achievement of certain agreed upon technology milestones, the outcome of pending patent infringement litigation, and the recovery of certain tax credits.

The weighted average amortization period of the acquired technology related to the business acquisitions completed in fiscal 2012 is approximately 3.4 years (2011 – 3.8 years).

Pro forma results of operations for the acquisitions have not been presented because the effects of the operations, individually or in aggregate, are not considered to be material to the Company’s consolidated results.